Exhibit 99.1

NEWS RELEASE

Media Contact: Karen Merkel | 716-857-7654

Analyst Contact: Ryan Vossler | 716-857-7158

National Fuel Gas Company Announces Plan to Separate Its Integrated

Upstream and Gathering Business

Separation to Create Two High-Quality Public Companies, Each with Strong Financial

Profiles, Distinct Growth Strategies and Long-Term Value Creation Opportunities

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National Fuel’s Integrated Upstream and Gathering business (“IUG”) will become an independent public company focused solely on its highly integrated, Appalachian upstream and gathering natural gas assets.

◾	Post-separation, National Fuel will be a 100% rate-regulated natural gas company with utility as well as interstate pipeline and storage, assets across Ohio, New York, and Pennsylvania.

◾	The separation is expected to be completed in the second half of 2027 and effected through a tax-free distribution of at least 80.1% of IUG shares to National Fuel shareholders.

◾	The Company will host a conference call to discuss the planned separation on October 14, 2026 at 9:00 a.m. ET.

WILLIAMSVILLE, N.Y., (Oct. 14, 2026) — National Fuel Gas Company (NYSE: NFG) (“National Fuel” or the “Company”) today announced its Board of Directors approved a plan to separate the Company into two independent, publicly traded companies through a tax-free spin-off of the Company’s Integrated Upstream and Gathering business. Upon completion of the transaction, National Fuel shareholders will own shares in both National Fuel and IUG.

As independent, focused entities, each publicly traded company will have significant scale and a strong financial profile, positioning each to deliver long-term growth and sustainable value creation for investors, customers, and employees. The stand-alone businesses are expected to benefit from:

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Greater capital allocation flexibility to pursue each company’s distinct growth opportunities and shareholder return priorities, supported by highly experienced leadership teams, strong balance sheets, and more tailored capital structures.

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Preserving the key benefits of integration that each business realizes today, including the capital efficiencies provided by IUG’s integrated upstream and gathering operations, and critical operating synergies that support customer affordability and commercial benefits across National Fuel’s regulated businesses.

•	Clearer, more compelling equity stories that increase visibility among investors and research analysts and align each public company with its natural investor base.

“Our integrated business model has provided us significant benefits for many years, including the financial capacity and cash flow generation to support transformative acquisitions and strategic investments across the Company. Following the recent closing of our Ohio gas utility acquisition, each business is now a scaled platform, and post-separation, is expected to have the financial strength to best capitalize on the long-term growth opportunities as independent companies,” said David P. Bauer, President and Chief Executive Officer of National Fuel.

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“After a thorough review, we believe now is the right time to take the next step in National Fuel’s evolution, with the tax-free separation of IUG positioning the two standalone businesses to build on their strong foundations and pursue the significant opportunities we see across the natural gas value chain.”

National Fuel: 100% regulated natural gas platform, with highly strategic, growing integrated utility and interstate pipeline and storage assets in constructive regulatory jurisdictions

Post-separation, National Fuel will be a fully regulated natural gas business with nearly $5 billion of rate base. National Fuel’s natural gas utilities serve 1.1 million customers across Ohio, New York and Pennsylvania, and its FERC-regulated pipeline and storage business will provide nearly 5 Bcf per day of contracted natural gas transportation capacity and 77 Bcf of fully contracted natural gas storage services.

Today, National Fuel operates across constructive regulatory jurisdictions, with significant long-term investment opportunities that are underpinned by ongoing infrastructure modernization programs in each jurisdiction. Additionally, increased natural gas demand, including data center and power generation needs within our operating footprint, is accelerating the need for new pipeline and storage infrastructure. Together, the importance of continually investing in safety and reliability, along with meeting increasing regional demand for natural gas, is driving a strong outlook for growth across these businesses.

National Fuel will continue to benefit from maintaining key operating synergies across its utility and FERC-regulated businesses. From a financial perspective, this business is expected to maintain a strong balance sheet, targeting investment grade credit metrics expected to be in line with some of the strongest in the utility sector, with no expected need to raise incremental equity capital over the next five years based on current capital plans. This will provide the company with significant financial flexibility to execute on its long-term growth opportunities. In addition, National Fuel plans to maintain a capital return policy consistent with utility peers.

The existing management teams at both the Utility and Pipeline and Storage businesses are also expected to remain in place, including David P. Bauer as President and Chief Executive Officer, and Timothy J. Silverstein as Treasurer and Chief Financial Officer. This provides National Fuel with the continuity of a highly experienced senior leadership team that has a proven track record of operating safely, maintaining strong regulatory relationships, and executing on its financial plans, all while maintaining customer rates among the lowest in its operating jurisdictions.

Taken together, these attributes are expected to provide National Fuel investors with a compelling risk-adjusted return proposition, underpinned by attractive, predictable growth, and stable cash flows which support a strong financial foundation.

Integrated Upstream and Gathering: A premier, integrated Appalachian natural gas business with high-quality assets, and top-tier inventory depth and capital efficiency trends

Post-separation, IUG will be a leading integrated, low-cost, upstream natural gas business, with approximately 1.2 million total net acres in Appalachia and approximately 1.1 Bcf per day of net natural gas production. IUG’s wholly owned gathering assets transport the vast majority of its production, creating a durable competitive advantage through lower costs, greater operating control, and enhanced capital efficiency. With approximately 5 Tcf of proved natural gas reserves, and more than 25 years of development inventory at very low breakeven prices, IUG is well positioned to build upon its top-tier capital efficiency trends and create long-term value through disciplined capital allocation.

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Since transitioning its development program to its Eastern Development Area in 2023, IUG has delivered capital efficiency improvements of approximately 25%, enabling IUG to generate increased production and free cash flow per dollar invested. Combined with its integrated gathering platform and portfolio of firm transportation capacity that provides access to premium markets, IUG is expected to maintain a highly-competitive cash operating cost structure with market access advantages that support high cash margins and long-term value creation.

As an independent entity, IUG is expected to have a strong balance sheet, providing the flexibility to optimize capital allocation, efficiently develop its premier drilling inventory, and pursue targeted growth opportunities. IUG will continue to be led by its current team, including Seneca Resources and NFG Midstream President, Justin I. Loweth, who will become Chief Executive Officer of the new company. Maintaining the continuity of the experienced IUG leadership team will further enhance the company’s ability to deliver on its history of operational excellence. The combination of a more focused business model, an experienced management team, and a high-quality resource base positions IUG to execute its strategy from day one as an independent company.

Transaction Details

National Fuel intends to separate IUG through a pro rata distribution of shares of IUG to National Fuel shareholders in a manner that is intended to be tax-free for National Fuel and its shareholders for U.S. federal income tax purposes. National Fuel expects to retain an ownership stake of up to 19.9% in IUG after the completion of the spin-off, which it intends to dispose of in a tax-efficient manner to further strengthen its investment grade balance sheet.

National Fuel expects to complete the separation during the second half of calendar year 2027, subject to customary conditions, including the filing and effectiveness of applicable filings (including a Form 10 registration statement) with the Securities and Exchange Commission, the completion of financing arrangements, and final approval by National Fuel’s Board of Directors.

The Company intends to provide formal guidance for fiscal 2027 in connection with its fourth quarter earnings release in November 2026. IUG will continue to be included in National Fuel’s consolidated financial results until the separation is completed.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor, and Veriten LLC served as independent strategic advisor. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

Conference Call Details

A conference call to discuss the separation will be held on Wednesday, October 14, 2026, at 9:00 a.m. ET. All participants must pre-register to join this conference using the Participant Registration link.

A webcast link to the conference will be provided under the Events Calendar on the NFG Investor Relations website at investor.nationalfuelgas.com.

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A replay will be available following the call through the end of the day, Wednesday, October 21, 2026. To access the replay, dial 1-833-309-1852 and provide Access Code 661718761.

An investor presentation regarding the planned separation has been posted on the NFG Investor Relations website at investor.nationalfuelgas.com.

About National Fuel Gas Company

National Fuel is a diversified energy company headquartered in Western New York that currently operates an integrated collection of natural gas assets across three operating segments: Integrated Upstream and Gathering, Pipeline and Storage, and Utility. Additional information about National Fuel is available at www.nationalfuel.com.

Cautionary Statements

Certain statements contained herein, including statements identified by the use of the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “targets,” “will,” “would”, and variations of such words and similar future or conditional expressions, and statements which are other than statements of historical facts, are intended to identify “forward-looking statements” as defined under U.S. federal securities laws, including, but not limited to, statements, estimates, and projections relating to the potential separation of the Company into two companies (the “Separation”), including the timing and structure of the Separation, the characteristics of the separated businesses, and the expected benefits of the Separation, future operating and financial performance and long-term strategy, and the assumptions underlying such expected benefits, targets, strategies, and statements. These forward-looking statements are based on management’s beliefs, expectations, estimates, and projections at the time they are made and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs, and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs, or projections will result or be achieved or accomplished. There can be no guarantees with respect to whether the Separation will be completed. In addition to other factors, the following are among the important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: the ability to effect the Separation and to meet the conditions related thereto; the ability to obtain any consents or approvals required to complete the Separation; the ability of the separated companies to each succeed as standalone publicly traded companies; negative effects of the announcement or pendency of the Separation on the market price of the Company’s securities and/or on the Company’s financial performance; the possibility that the Separation will not achieve its intended benefits; the possibility of disruption, including disputes, litigation, or unanticipated costs in connection with the Separation; the impact of the Separation on the Company’s businesses and the risk that the Separation may be more difficult, time-consuming, or costly than expected, including the impact on the Company’s resources, systems, procedures, and controls, diversion of management’s attention, and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees, and other business counterparties; the ability to achieve anticipated capital structures in connection with the

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Separation; the ability to achieve anticipated credit ratings in connection with the Separation; the ability to achieve anticipated tax treatments in connection with the Separation and future, if any, divestitures, mergers, acquisitions, and other portfolio changes, and the impact of changes in relevant tax and other laws and regulations; changes in laws, regulations, or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives, and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas, and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in economic conditions, including the imposition of additional tariffs on U.S. imports and related retaliatory tariffs, inflationary pressures, supply chain issues, liquidity challenges, and global, national, or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the Company’s ability to complete strategic transactions, and to recognize the anticipated benefits of such transactions; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; changes in the price of natural gas; impairments under the SEC’s full cost ceiling test for natural gas reserves; the creditworthiness or performance of the Company’s key suppliers, customers, and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures, other investments, and acquisitions, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; negotiations with the collective bargaining units representing the Company’s workforce, including potential work stoppages during negotiations; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues, and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity, or data security breaches, including the impact of issues that may arise from the use of artificial intelligence technologies; factors affecting the Company’s ability to successfully identify, drill for, and produce economically viable natural gas reserves, including, among others, geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays, or unavailability of equipment and services required in drilling operations, insufficient gathering, processing, and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increased costs, delays, or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect

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changes at the Company; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions, including those related to climate change; changes in the availability, price, or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment, and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; increasing costs of insurance, changes in coverage, and the ability to obtain insurance; other factors described in the risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation, and disclaims any duty, to update, revise, or withdraw any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law or regulation.

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